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                                                                   EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Rnethealth.com, Inc.


     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (File No. 333-80753) of our report dated October 9, 1999, appearing in the Annual Report on Form 10-KSB of Rnethealth.com, Inc. (formerly known as The Recovery Network, Inc.) for the year ended June 30, 1999.



                                                 /s/ CORBIN & WERTZ

                                                     CORBIN & WERTZ



Irvine, California
October 12, 1999